                                                                      Exhibit 1

                                Joint Filing Agreement

Each of the undersigned acknowledges and agrees that the foregoing statement on
Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated as of this 20th day of April, 1999.

THE TCW GROUP, INC.


By: /s/ Susan Marsch
--------------------------------------------
Susan Marsch, Authorized Signatory

TRUST COMPANY OF THE WEST


By: /s/ Kenneth Liang
---------------------------------------------
Kenneth Liang, Authorized Signatory

TCW ASSET MANAGEMENT COMPANY


By: /s/ Kenneth Liang
---------------------------------------------
Kenneth Liang, Authorized Signatory

TCW SPECIAL CREDITS


By: /s/ Kenneth Liang
---------------------------------------------
Kenneth Liang, Authorized Signatory of
TCW Asset Management Company, the
Managing General Partner of TCW
Special Credits

TCW SPECIAL CREDITS FUND IIIb


By: /s/ Kenneth Liang
---------------------------------------------
Kenneth Liang, Authorized Signatory
of TCW Asset Management Company, the Managing
General Partner of TCW Special Credits, the
General Partner of TCW Special Credits Fund IIIb

TCW SPECIAL CREDITS TRUST


By: /s/ Kenneth Liang
---------------------------------------------
Kenneth Liang, Authorized Signatory of
Trust Company of the West, the trustee of
TCW Special Credits Trust

TCW SPECIAL CREDITS TRUST IIIb


By: /s/ Kenneth Liang
--------------------------------------------
Kenneth Liang, Authorized Signatory of
Trust Company of the West, the trustee of
TCW Special Credits Trust IIIb

ROBERT A. DAY


By: /s/ Susan Marsch
-----------------------------------------------
Susan Marsch
Under Power of Attorney dated March 31, 1999, on file with
Schedule 13G for Hibbett Sporting Goods, Inc., dated April 9, 1999

OAKTREE CAPITAL MANAGEMENT, LLC


By: /s/ Kenneth Liang
------------------------------------------------
Kenneth Liang
Managing Director
General Counsel

WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST

By: Oaktree Capital Management, LLC
its Investment Manager

By: /s/ Kenneth Liang
---------------------------------------------
Kenneth Liang
Managing Director
General Counsel

OCM OPPORTUNITIES FUND II, L.P.


By: Oaktree Capital Management, LLC
its General Partner


By: /s/ Kenneth Liang
---------------------------------------------
Kenneth Liang
Managing Director
General Counsel